STATUTORY RESERVES AND RESTRICTED NET ASSETS	12 Months Ended
Dec. 31, 2022
STATUTORY RESERVES AND RESTRICTED NET ASSETS
STATUTORY RESERVES AND RESTRICTED NET ASSETS

15.         STATUTORY RESERVES AND RESTRICTED NET ASSETS

In accordance with the PRC laws and regulations, the PRC entities of the Group are required to make appropriation to certain statutory reserves, namely general reserve, industry specific reserve, enterprise expansion reserve, and staff welfare and bonus reserve, all of which are appropriated from net profit as reported in their PRC statutory accounts. The PRC entities of the Group are required to appropriate at least 10% of their after-tax profits to the general reserve until such reserve has reached 50% of their respective registered capital.

Appropriations to the enterprise expansion reserve and the staff welfare and bonus reserve are to be made at the discretion of the board of directors of the PRC entities of the Group. There are no appropriations to these reserves by the PRC entities of the Group for the years ended December 31, 2021 and 2022.

As a result of PRC laws and regulations and the requirement that distributions by the PRC entities of the Group can only be paid out of distributable profits computed in accordance with the PRC GAAP, the PRC entities of the Group restricted from transferring a portion of their net assets to the Group. Amounts restricted include paid-in capital, capital reserve and statutory reserves of the PRC entities of the Group. As of December 31, 2021 and 2022, the aggregated amounts of paid-in capital, capital reserve and statutory reserves represented the amount of net assets of the relevant entity in the Group not available for distribution amounted to RMB8,283,560 and RMB14,436,140, respectively (including the statutory reserve fund of RMB168,541 and RMB218,082 as of December 31, 2021 and 2022, respectively).